COMMERCIAL
                                    COGNOVIT
                                 PROMISSORY NOTE

$40,000.00                                                          Toledo, Ohio
                                                                October 17, 2005

     The undersigned (herein collectively referred to as "Borrower" or "Borrowers") promises to pay to the order of Andrew M. Thompson, an individual residing at 1293 Prince Court, Lake Mary, Florida, 32746 (herein called "Lender"), the principal sum of Forty Thousand and no/100 Dollars ($40,000.00) due on April 17th, 2006 ("Maturity Date"), when any remaining principal balance shall be due and payable, together with interest upon any unpaid principal balance computed upon a 360 day basis and payable on each date designated above for principal payments and at maturity, at a rate per annum equal to the Margin Rate (as that term is defined in the Term Loan Agreement of even date herewith plus eight percent (8.00%); but in no event shall the interest rate on this Note after maturity exceed the highest rate permitted by law on the date of maturity.

     Borrower may prepay this Note, in whole or in part, at any time or times upon not less than three (3) days prior notice made to the Lender.

     This Note is made in conjunction with, and subject to a certain Term Loan Agreement (the "Loan Agreement") executed simultaneously herewith by Borrower and Lender, with all of its covenants, provisions, terms and conditions being incorporated herein by reference, and in which Loan Agreement the terms hereof are incorporated.

     This Note and every other obligation, indebtedness, and liability of Borrower to Lender, whether joint or several, absolute or contingent, due or to become due, and whether heretofore or hereafter contracted or existing and in whatsoever manner acquired by or accruing to Lender, whether before or after maturity and whether the same may have been or shall be participated, in whole or in part to others, and including all amendments, extensions, and renewals thereof (all herein called "Obligations"), are secured by: (i) the thermal imaging cameras to be purchased by the Borrower as evidence by the Security Agreement executed simultaneously herewith by said Borrower; (ii) the escrow of gross receipts generated by the thermal imaging cameras as provided in Section
2.7 of the  Term  Loan  Agreement  between  borrower  and  Lender  of even  date herewith.

     Borrower represents and warrants that Wellstar International, Inc and its wholly owned subsidiary, Trillennium Medical Imaging, Inc. are duly-organized and existing under the laws of their respective states of incorporation, that the execution and delivery hereof have been duly authorized by appropriate company action, that there is no prohibition either in law, in its articles of organization, by-laws, or regulations or in any agreement to which it is a party which in any way restricts or prevents the execution of this Note and performance of the Obligations herein in any respect, and that this Note has been duly executed and is a valid and binding Obligation of Borrower.

     Borrower further represents and warrants that the information memorandum heretofore furnished to Lender, presents fairly the financial projections of the Company at such date, that there has been no material adverse change in such financial condition since that date, that the thermal imaging cameras and related equipment to be purchased pursuant to the Term Loan Agreement are not subject to any claims, liabilities, liens or encumbrances except as previously disclosed to Lender, and that there is neither threatened nor pending any litigation against any Borrower.

     Borrower shall be in default hereunder in the event (herein called "Event(s) of Default") that:



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

     (a) Borrower fails to make available for inspection to duly authorized representatives of Lender any of its books, records, or properties when requested to do so or fails to furnish Lender any information regarding its business affairs and financial condition within a reasonable time after written request therefore, or

     (b) Borrower creates or permits the creation or continuance of, any lien upon any of the thermal imaging cameras or related equipment to be purchased pursuant to the Term Loan Agreement, including, but not limited to, mortgages, judgments, security interests, pledges, and liens for taxes, assessments, or other governmental charges of any kind, other than (1) any lien for taxes, assessments, or governmental charges which are not yet payable, (2) any lien of the kind which is incident to and results from the usual operations of the business in which Borrower is engaged and which secures claims not overdue and payable, or

     (c) Borrowers fail (1) to maintain insurance upon the thermal imaging cameras and related equipment to be purchased pursuant to the Term Loan Agreement, of such character and amounts as are usually maintained by companies engaged in like business, or (2) to furnish to Lender, upon request, a statement of the insurance coverage, or (3) to obtain other or additional insurance promptly upon the reasonable request of Lender to the extent that such insurance may be available, or (4) upon reasonable request of Lender to assign to Lender as security for their Obligations the proceeds of any property insurance, or

     (d) Borrower liquidates, or discontinues or materially reduces its normal operations with intention to liquidate, or merges or consolidates with any corporation, partnership or other entity, or sells, leases, transfers, or otherwise disposes of all or any substantial part of its assets, or any of its accounts receivable, or

     (e) Borrower fails to pay when due any sum payable on account of the principal or interest of this Note or on account of any other Obligation, or

     (f) Any representation or warranty made by Borrower or any officer, member or representative thereof, herein or in any written statement, certificate or other document now or later furnished by or for Borrower in connection herewith, shall prove untrue in any material respect as of the date upon which it was made, or

     (g) Borrower breaches any provision, condition, representation, warranty or covenant of any Obligation [including, without limitation, any set forth or contained in or evidenced by (i) this Note or in any other instrument, document, or writing evidencing any other present or future indebtedness, obligation, or liability of Borrower owed to Lender, (ii) any security agreement, mortgage deed, assignment, pledge agreement, or in any other instrument, document, or writing given as or evidencing security for this Note or any other present or future indebtedness, obligation, or liability of Borrower owed to Lender, or
(iii) any subordination agreement], or

     (h) Borrower becomes insolvent or Bankrupt, or ceases, is unable, or admits in writing the inability, to pay debts as they mature, or makes a general assignment for the benefit of, or enters into any composition or arrangement with, creditors, or

     (i) Proceedings for the appointment of a receiver, trustee or liquidator of Borrower, or of a substantial part of Borrower's assets, are authorized or instituted by or against any Borrower, or

     (j) Proceedings under any Bankruptcy, reorganization, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction are authorized or instituted by or against.

     If there shall occur any Event of Default set forth in (a) through (j) above, Lender, by notice given to Borrower, may declare the unpaid principal of and accrued interest owing upon this Note and all other Obligations to be immediately due and payable and upon any such declaration such principal and interest shall become and be forthwith due and payable without any further notice, presentment, or demand of any kind, all of which are hereby expressly waived by Borrower.

     Wherever used in this Note, the term "Lender" shall include any holder or assignee of this Note. Except for the notice required in the immediately preceding paragraph, Borrower waives presentment, demand, notice, protest, and all other demands and notices in connection with delivery, acceptance, performance, default, or enforcement of this Note, assents to any extension or postponement of the time of payment or any other indulgence, and to the addition or release of any other person primarily or secondarily liable. Borrower understands and agrees that this Note is subject to and shall be construed according to the laws of the State of Ohio, without regard to principles of conflict of laws. Lender's rights, remedies, and powers that are expressly specified in this Note are in addition to Lender's rights, remedies, and powers under any other instrument or agreement or under applicable law.

     Any deposits or sums at any time credited by or due from Lender to Borrower and any securities or other personal property of Borrower in the possession of Lender may at all times be held and treated as additional security for the payment of the Obligations. After the occurrence of any Event of Default, Lender may apply or set off such deposits or other sums against the Obligations at any time and without further notice.

     Any waiver of Lender's rights hereunder must be in writing and signed by Lender. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on a future occasion. Delay or failure by Lender to exercise its powers, rights, or remedies, in whole or in part, shall not be deemed a waiver of any such power, right, or remedy; no single or partial exercise of any right, power, or remedy hereunder shall preclude the exercise of any other right, power, or remedy. All agreements, representations, and warranties made herein will survive the making of the loan evidenced by this Note and will bind and inure to the benefit of Borrower and its successors and assigns and Lender and its successors and assigns.

     Any notice required or authorized to be given to Borrower pursuant to the provisions of this Note shall be sufficiently given when such notice is either delivered, sent by telegram, or mailed (deposited for delivery, postage prepaid, by U.S. mail) to Borrower either at the address set forth below (as modified by any change therein which Borrower has supplied in writing to Lender) or at any other address at which Lender customarily communicates with Borrower.

     If any provision of this Note, or any covenant, stipulation, obligation, agreement, act, or action, or part thereof made, assumed, entered into, or taken hereunder or any application thereof, is for any reason held to be illegal or invalid, such illegality or invalidity shall not affect any other provision or any other covenant, stipulation, obligation, agreement, act, or action or part thereof, made, assumed, entered into, or taken, each of which shall be construed and enforced as if such illegal or invalid portion were not contained herein. Such illegality or invalidity of any application of any provision hereof shall not affect any legal and valid application thereof, and each such provision, covenant, stipulation, obligation, agreement, act, or action, or part shall be deemed to be effective, operative, made, entered into, or taken in the manner and to the full extent permitted by law.

     The relationship between Borrower and Lender with respect to this Note and any writing executed or delivered in connection herewith is and shall be solely that of debtor and creditor, respectively, and Lender has no fiduciary obligation toward Borrower with respect to any such document or the transactions contemplated thereby.

     This Note and any agreement, document or instrument referred to herein or executed on or as of the date hereof integrate all of the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

     Borrower agrees to promptly reimburse Lender for all costs and expenses, including attorney's fees, incurred by Lender in connection with any restructurings of this Note or any documents executed and delivered in connection herewith and in connection with any collection proceedings as a result of nonpayment of this Note, as and when due and payable.

     Borrower has received consideration which is the reasonable equivalent value of the obligations and liabilities that Borrower has incurred to Lender.

Borrower is not insolvent as defined in any applicable state or federal statute, nor will Borrower be rendered insolvent by the execution and delivery of this Note to Lender. Borrower is not engaged or about to engage in any business or transaction for which the assets retained by it shall be an unreasonably small capital, taking into consideration the obligations to Lender incurred hereunder. Borrower does not intend to, nor does it believe that it will, incur debts beyond its ability to pay them as they mature.

     Borrowers authorize any attorney-at-law to appear for each Borrower in any court of record in the State of Ohio after this Note becomes due and waive the issuing and service of process and confess judgment against Borrowers in favor of Lender for the amount then appearing due, together with costs of suit, and thereupon to waive all errors and all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, and if any judgment is vacated for any reason, Lender may thereafter use the foregoing warrant of attorney to obtain any additional judgments against Borrowers. Borrowers agree that Lender's attorney may confess judgment pursuant to the foregoing warrant of attorney. Borrowers further agree that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from Lender. This is a joint and several warrant of attorney.

     Borrowers, to the extent permitted by law, waive any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise, between Lender and Borrowers arising out of, in connection with, related to, or incidental to the relationship established between Borrowers and Lender in connection with this Note or any other agreement, instrument or document executed or delivered in connection therewith or the transactions related thereto. This waiver shall not in any way affect, waive, limit, amend or modify Lender's ability to pursue remedies pursuant to any confession of judgment or cognovit provision contained in this Note, or any other agreement, instrument or document related thereto.

BORROWERS:                      Wellstar  International  Inc.,  and  Trillennium
                                Medical  Imaging,  Inc., a wholly owned
                                subsidiary  of Wellstar International, Inc.


                                By: /s/ John A. Antonio
                                    -------------------
                                    John A. Antonio, President



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WARNING:  BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE AND COURT
TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
OR                     ANY                     OTHER                      CAUSE.
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